UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2008
Saddlebrook Resorts, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	2-65481	59-1917822

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
5700 Saddlebrook Way
Wesley Chapel, FL 33543

(Address of Principal Executive Offices including Zip Code)
(813) 973-1111

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant
On August 13, 2008, the Company engaged Cherry, Bekaert & Holland, L.L.P. (CBH) as its new registered independent public accounting firm. This engagement was approved by the Company’s Board of Directors.
During the years ended December 31, 2007 and 2006 and through August 13, 2008, the Company has not consulted with CBH regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and CBH did not provide a written report or oral advice to the Company or (ii) any matter that was either the subject of a disagreement or reportable event as those terms are used in Item 304(a)(1)(iv) and (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc. (Registrant)
Dated: August 13, 2008	By:	/s/ Thomas L. Dempsey
		Name:	Thomas L. Dempsey
		Title:	Chairman of the Board and Chief Executive Officer